UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TUSCAN HOLDINGS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party:

	(4)	Date Filed:

TUSCAN HOLDINGS CORP.
135 E. 57th Street, 18th Floor

New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL [●], 2021

TO THE STOCKHOLDERS OF TUSCAN HOLDINGS CORP.:

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of Tuscan Holdings Corp. (the “Company,” “Tuscan,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on April [●], 2021 virtually, at https://[●], for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend (“Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation, as amended (the “charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) from April 30, 2021 to July 31, 2021 (the “Extended Date”);

●	a proposal to elect one member of the Company’s board of directors (“board”) as a Class I director, to hold office for a period of three years or until her successor is elected and qualified or her earlier resignation or removal (the “Director Election Proposal”); and

●	a proposal to adjourn the annual meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal, Director Election Proposal, and Adjournment Proposal are more fully described in the accompanying proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online by visiting https://[●]. Please see “Questions and Answers about the Annual Meeting — How do I attend the annual meeting?” for more information.

As previously disclosed, on February 1, 2021, Tuscan entered into an agreement and plan of merger (the “Merger Agreement”) with Microvast, Inc., a Delaware corporation (“Microvast”) and TSCN Merger Sub Inc., a newly formed Delaware corporation and wholly owned subsidiary of Tuscan (“Merger Sub”), pursuant to which Merger Sub will merge into Microvast and Microvast will survive the merger and become a wholly owned subsidiary of Tuscan.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination with Microvast or another proposed business combination (referred to herein as an “initial business combination”), if such additional time is needed. The Company’s prospectus for its initial public offering (“IPO”) and its charter originally provided that the Company only had until December 7, 2020 to complete an initial business combination. On December 3, 2020, the Company’s shareholders approved an amendment to the charter to provide that the Company would have until April 30, 2021 to complete an initial business combination. Further, the Merger Agreement provides that if the proxy statement to solicit shareholder approval of the initial business combination is not mailed prior to March 22, 2021, then the Company must seek shareholder approval of the Extension. The Company’s board has determined that it may not be able to mail the proxy statement to solicit shareholder approval of the initial business combination prior to March 22, 2021 and that it may not be able to complete the initial business combination by April 30, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with Microvast as soon as practicable.

The purpose of the Director Election Proposal is to elect one director, which is necessary to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”), as described in the accompanying proxy statement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the annual meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on [●], 2021 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. As of [●], 2021, there are 35,483,802 outstanding shares of common stock, our only class of voting securities outstanding. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the annual meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. The per share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[●]. The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $[●] [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by April 30, 2021 (whether at the annual meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the initial business combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

If the Extension Amendment is approved, stockholders will also be asked to elect one member to the board as a Class I director. If the Extension Amendment is not approved, the Director Election Proposal will not be presented as we will be forced to dissolve and liquidate.

After careful consideration of all relevant factors, the Company’s board of directors has determined that all of the proposals to be presented at the annual meeting are fair to and in the best interests of the Company and its stockholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the election of the director nominee named in this proxy statement, and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, Director Election Proposal, and the Adjournment Proposal, and the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

March [●], 2021	By Order of the Board of Directors

Stephen A. Vogel
Chairman and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a stockholder of record, you may also cast your vote virtually at the annual meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the annual meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April [●], 2021: This notice of meeting and the accompanying proxy statement and annual reports for the years ended December 31, 2020 and 2019 are available at [●].

TUSCAN HOLDINGS CORP.

135 E. 57th Street, 18th Floor

New York, New York 10022

TO THE STOCKHOLDERS OF TUSCAN HOLDINGS CORP.:

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL [●], 2021

PRELIMINARY PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Tuscan Holdings Corp. (the “Company,” “Tuscan,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of stockholders (the “annual meeting”) to be held at 10:00 a.m. EST on April [●], 2021 virtually, at https://[●], for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend (“Extension Amendment Proposal”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from April 30, 2021 to July 31, 2021 (the “Extended Date”);

●	a proposal to elect one member of the Company’s board of directors (“board”) as a Class I director, to hold office for a period of three years or until her successor is elected and qualified or her earlier resignation or removal (the “Director Election Proposal”); and

●	a proposal to adjourn the annual meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal, Director Election Proposal, and Adjournment Proposal are more fully described in this proxy statement.

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online by visiting https://[●]. Please see “Questions and Answers about the Annual Meeting — How do I attend the annual meeting?” for more information.

As previously disclosed, on February 1, 2021, Tuscan entered into an agreement and plan of merger (the “Merger Agreement”) with Microvast, Inc., a Delaware corporation (“Microvast”) and TSCN Merger Sub Inc., a newly formed Delaware corporation and wholly owned subsidiary of Tuscan (“Merger Sub”), pursuant to which Merger Sub will merge into Microvast and Microvast will survive the merger and become a wholly owned subsidiary of Tuscan.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination with Microvast or another proposed business combination (referred to herein as an “initial business combination”), if such additional time is needed. The Company’s prospectus for its initial public offering (“IPO”) and its charter originally provided that the Company only had until December 7, 2020 to complete an initial business combination. On December 3, 2020, the Company’s shareholders approved an amendment to the charter to provide that the Company would have until April 30, 2021 to complete an initial business combination. Further, the Merger Agreement provides that if the proxy statement to solicit shareholder approval of the initial business combination is not mailed prior to March 22, 2021, then the Company must seek shareholder approval of the Extension. The Company’s board has determined that it may not be able to mail the proxy statement to solicit shareholder approval of the initial business combination prior to March 22, 2021 and that it may not be able to complete the initial business combination by April 30, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with Microvast as soon as practicable.

The purpose of the Director Election Proposal is to elect one director, which is necessary to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”), as described in the accompanying proxy statement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the annual meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on [●], 2021 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. As of the record date, there are 35,483,802 outstanding shares of common stock, our only class of voting securities outstanding. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

The holders of shares of common stock issued in the IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $282 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by April 30, 2021 (whether at the annual meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Tuscan Holdings Acquisition LLC, our sponsor and an affiliate of Stephen A. Vogel, the Company’s Chief Executive Officer (“sponsor”) has waived its rights to participate in any liquidation distribution with respect to the 6,900,000 insider shares and the 558,589 shares of common stock underlying the units purchased in a private placement simultaneously with the IPO (such shares, the “private placement shares”). Additionally, the holders of an aggregate of 300,000 shares of common stock (the “representative shares”) and 128,411 private placement shares issued to EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, and its designees have waived their rights to participate in any liquidation distribution with respect to such shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is not approved and the Company liquidates, our sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The sponsor will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that the sponsor will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $[●], due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment is approved, stockholders will also be asked to elect one member to the board as a Class I director. If the Extension Amendment is not approved, the Director Election Proposal will not be presented as we will be forced to dissolve and liquidate.

The record date for the annual meeting is March [●], 2021. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. On the record date, there were 35,483,802 shares of common stock outstanding, including 27,596,802 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the annual meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated March [●], 2021 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in Delaware on November 5, 2018. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. In March 2019, the Company consummated its IPO from which it derived gross proceeds of $276,000,000 (including $36,000,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, December 7, 2020). On December 3, 2020, the Company’s shareholders approved an amendment to the charter to provide that the Company would have until April 30, 2021 to complete an initial business combination.

On February 1, 2021, Tuscan entered into the Merger Agreement with Microvast and Merger Sub. The Merger Agreement provides that if the proxy statement to solicit shareholder approval of the initial business combination is not mailed prior to March 22, 2021, then the Company must seek shareholder approval of the Extension. Further, the Company’s charter provides that the Company only has until April 30, 2021 to complete an initial business combination. The Company’s board has determined that it may not be able to mail the proxy statement to solicit shareholder approval of the initial business combination prior to March 22, 2021 and that it may not be able to complete the initial business combination by April 30, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with Microvast as soon as practicable.

Q. What is being voted on?

A. You are being asked to vote on three proposals:

●     a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date – we refer to this proposal as the “Extension Amendment Proposal”;

●     a proposal to elect one member of the board as a Class I director, to hold office for the following three years or until a successor is elected and qualified or her earlier resignation or removal – we refer to this proposal as the “Director Election Proposal”; and

●     a proposal to adjourn the annual meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension – we refer to this proposal as the “Adjournment Proposal”.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $282 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved by April 30, 2021 (whether at the annual meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is not approved, the Director Election Proposal will not be submitted to stockholders for a vote because we will be dissolving and liquidating promptly after the annual meeting.

The holders of the sponsor shares, private placement shares, and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?	A. The Company’s charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before April 30, 2021.

On February 1, 2021, Tuscan entered into the Merger Agreement with Microvast and Merger Sub. The Merger Agreement provides that if the proxy statement to solicit shareholder approval of the initial business combination is not mailed prior to March 22, 2021, then the Company must seek shareholder approval of the Extension. Further, the Company’s charter provides that the Company only has until April 30, 2021 to complete an initial business combination. The Company’s board has determined that it may not be able to mail the proxy statement to solicit shareholder approval of the initial business combination prior to March 22, 2021 and that it may not be able to complete the initial business combination by April 30, 2021.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider a business combination Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with Microvast as soon as practicable.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on the initial business combination when and if one is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?	A. The Company’s board of directors believes stockholders will benefit from the Company consummating its initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the initial business combination until the Extended Date and to allow for the Conversion.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q, Why is the Company proposing the Director Election Proposal?

A. On January 6, 2021, the Company received a notice from the Listing Qualifications Department of Nasdaq stating that the Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2019, as required by Nasdaq Listing Rule 5620(a). The Company submitted a plan to regain compliance with the listing rule, and Nasdaq approved the plan and granted the Company an extension until June 29, 2021 to regain compliance with the listing rule by holding an annual meeting for the election of directors.

In addition to sending our stockholders this proxy statement, we are also sending our Annual Reports for the years ended December 31, 2020 and 2019.

Q. Why is the Company proposing the Adjournment Proposal?	A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the annual meeting to give the Company more time to seek approval of the Extension Amendment Proposal and Director Election Approval, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the annual meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the election of the director nominee named in this proxy statement, and Adjournment Proposal, if presented.

The holders of the sponsor shares, private placement shares, and representative shares are not entitled to convert such shares in connection with the Extension. On the record date, the 7,877,000 sponsor shares, private placement shares, and representative shares represented approximately 22.2% of the Company’s issued and outstanding common stock.

Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares. Any public shares so purchased will be voted in favor of the Extension Amendment Proposal, the election of the director nominee, and the Adjournment Proposal, if presented.

Q. What vote is required to adopt each proposal?

A. Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding at least 65% of the shares of common stock outstanding on the record date.

Director Election Proposal. The election of the director nominee requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the stockholders who exercise their conversion rights.

If you do not want the director nominee to be elected or the Adjournment Proposal to be approved, you must abstain or vote against such proposal.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the Extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination, although it may determine to do so in the future.

Q. What happens if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved by April 30, 2021 (whether at the annual meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares, private placement shares, and representative shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account, which it believes are sufficient for such purposes. If such funds are insufficient, our sponsor has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is not approved, the Director Election Proposal will not be submitted to stockholders for a vote as we will be dissolving and liquidating promptly after the annual meeting.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its initial business combination with Microvast until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?	A. Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders, including the business combination with Microvast. If you disagree with the business combination, you will retain your right to vote against it and/or convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the annual meeting or by voting virtually by submitting a ballot at the annual meeting live webcast. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of the stockholders holding at least 65% of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Director Election Proposal. The director nominee must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.  Your broker, bank or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions.

The Extension Amendment Proposal and Director Election Proposal are non-routine proposals. Accordingly, your broker, bank or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the annual meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

Q. Who can vote at the annual meeting?	A. Only holders of record of the Company’s common stock at the close of business on March [●], 2021 are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof. On the record date, 35,483,802 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the annual meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the annual meeting?

A. Due to health concerns stemming from the COVID-19 pandemic, the annual meeting will be a virtual meeting. Any stockholder wishing to attend the annual meeting must register in advance. To register for and attend the annual meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners. If you are a record holder and you wish to attend the annual meeting, go to https://[●], enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the annual meeting. You must register before the meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the annual meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the annual meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the annual meeting. Beneficial owners should contact Continental Stock Transfer on or before 5:00 p.m. Eastern Time on April [26], 2021.

Q. Does the board recommend voting for the approval of the proposals?	A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Extension Amendment Proposal, Director Election Proposal, and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the election of the director nominee, and “FOR” the Adjournment Proposal, if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?	A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of sponsor shares, private placement shares, and warrants that will become worthless if the Extension Amendment Proposal is not approved, loans by them that will not be repaid in the event of our winding up, and the possibility of future compensatory arrangements. See the section entitled “The Annual Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment Proposal.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved by April 30, 2021 (whether at the annual meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its initial business combination with Microvast until the Extended Date. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of Company common stock, you may vote virtually at the annual meeting by submitting a ballot during the live webcast or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote virtually if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I convert my shares of common stock of the Company?	A. If the Extension Amendment Proposal is approved and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Tuscan Holdings Corp. 135 E. 57th Street, 18th Floor New York, New York 10022 Attn: Stephen A. Vogel Telephone: (646) 948-7100

or

[Proxy Solicitor]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on November 5, 2018. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

In March 2019, the Company consummated its IPO of 27,600,000 units, which included the full exercise by the underwriters of their over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $276,000,000.

In connection with our incorporation, in November 2018, we issued our sponsor an aggregate of 5,750,000 sponsor shares for an aggregate purchase price of $25,000, or approximately $0.004 per share. In March 2019, we effectuated a stock dividend of 0.2 shares of common stock for each outstanding share of common stock, resulting in the sponsor holding an aggregate of 6,900,000 insider shares. In November 2018, we also issued to designees of EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, an aggregate of 300,000 representative shares (after giving effect to the stock dividend referred to above), at a price of $0.0001 per share.

Simultaneously with the consummation of the IPO, we consummated the private placement of 687,000 private units at a price of $10.00 per private unit, generating gross proceeds of $6,870,000. The private units are identical to the units sold in the IPO, except that the warrants underlying the private units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees.

The net proceeds of the IPO plus the proceeds of the sale of the private placement were deposited in the trust account. As of the record date, the Company had approximately $282 million of cash in the trust account.

The mailing address of the Company’s principal executive office is 135 E. 57th Street, 18th Floor, New York, NY 10022, and its telephone number is (646) 948-7100.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights.

The per share pro rata portion of the trust account on the record date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the meeting) was approximately $[●]. The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $[●] [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

On February 1, 2021, Tuscan entered into the Merger Agreement with Microvast and Merger Sub. The Merger Agreement provides that if the proxy statement to solicit shareholder approval of the initial business combination is not mailed prior to March 22, 2021, then the Company must seek shareholder approval of the Extension. Further, the Company’s charter provides that the Company only has until April 30, 2021 to complete an initial business combination. The Company’s board has determined that it may not be able to mail the proxy statement to solicit shareholder approval of the initial business combination prior to March 22, 2021 and that it may not be able to complete the initial business combination by April 30, 2021. Accordingly, the board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date. Notwithstanding shareholder approval of the Extension, the Company intends to consummate its proposed business combination with Microvast as soon as practicable.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by April 30, 2021 (whether at the annual meeting or an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including the interest earned thereon but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment is not approved, the Director Election Proposal will not be presented to stockholders.

The holders of the sponsor shares, private placement shares and representative shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to continue to attempt to consummate its initial business combination with Microvast until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $282 million that was in the trust account as of the record date.

Conversion Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the annual meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise conversion rights.

TO DEMAND CONVERSION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery prior to the vote at the annual meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment Proposal is approved and the Extension is implemented. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the annual meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the annual meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the annual meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment Proposal would receive payment of the conversion price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $[●] per share (which is expected to be the same approximate amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $[●]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $[●] [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your conversion rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE DIRECTOR ELECTION PROPOSAL

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the Class I director, Amy Butte, will expire at this annual meeting of stockholders. The term of office of the Class II directors, Ruth Epstein and Richard O. Rieger, will expire at the annual meeting of stockholders to be held in 2022. The term of office of the Class III directors, Stephen Vogel and Stefan Selig, will expire at the annual meeting of stockholders to be held in 2023.

At the annual meeting, one Class I director will be elected to the Company’s board of directors to serve for the ensuing three-year period or until a successor is elected and qualified or her earlier resignation or removal. The board has nominated Amy Butte for election as a Class I director. The biography of Ms. Butte is set forth below.

The election of directors requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy and entitled to vote at the annual meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of the nominee. In case any director nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the election of the director nominee.

Information About Executive Officers, Directors and Nominees

If the proposed nominee is elected, the Company’s directors and executive officers will be as follows:

Name	Age	Position
Stephen A. Vogel	71	Chairman and Chief Executive Officer
Ruth Epstein	57	President, Chief Financial Officer and Director
Stefan M. Selig	57	Director
Richard O. Rieger	62	Director
Amy Butte	52	Director (Proposed Nominee)

Stephen A. Vogel has served as Tuscan’s Chairman and Chief Executive Officer since our inception. He has also served as Chairman and Chief Executive Officer of Tuscan Holdings Corp. II (“Tuscan II”), a blank check company that is searching for a target business with which to consummate an initial business company, since March 2019. Mr. Vogel has over 40 years of operating and private equity experience. He has served as General Partner of Vogel Partners, LLP, a private investment firm, since 1996. He served as President of Twelve Seas Investment Company, a blank check company from May 2018 until the completion of its business combination with Brooge Holdings Limited in December 2019, and he served as a director of the company from June 2018 until December 2019. From December 2016 until February 2018, Mr. Vogel was Executive Chairman of Forum Merger Corporation, a blank check company that completed its initial public offering in April 2017. Forum completed its initial business combination in February 2018 with C1 Investment Corp. and in connection with the consummation of the business combination changed its name to ConvergeOne Holdings, Inc. (NASDAQ: CVON). Mr. Vogel began his career in 1971 as President, Chief Executive Officer and co-founder of Synergy Gas Corp., a retail propane distribution company. After selling Synergy Gas Corp. to Northwestern Corp. in 1995, Mr. Vogel co-founded EntreCapital Partners, a private equity firm that focused on companies facing operational or management challenges, and served until 1999. Additionally, he was a venture partner at EnerTech Capital Partners, an energy focused venture capital firm, from 1999 to 2002, and an operating partner at Tri-Artisan Capital Partners, LLC, an investment bank, from 2004 to 2006. Mr. Vogel also served as Chief Executive Officer of Grameen America, a not-for-profit organization that provides microloans to low-income borrowers in the United States, from 2008 to 2013. He was on the board of Netspend (NASDAQ: NTSP), a leader for prepaid stored value platforms, from 2011 to 2013. Mr. Vogel was a member of the Board of Trustees at Montefiore Medical Center and Children’s Hospital for over 20 years and served on the Board of Trustees at Lighthouse International, a non-profit organization. Mr. Vogel is a past Trustee of the Horace Mann School and previously served on the Board of Directors of the National Propane Gas Association. Mr. Vogel received a BS degree from Syracuse University School of Management. We believe Mr. Vogel is well-qualified to serve as a member of the board due to his business experience, including prior blank check company experience and his contacts.

Ruth Epstein has served as Tuscan’s President, Chief Financial Officer and a member of Tuscan’s board of directors since November 2018. Ms. Epstein has over 25 years’ experience providing financial and strategic advisory services to companies across a wide range of mature and emerging growth industries. In 2017, she founded, and has since served as a Partner of, BGP Advisors LLC, a financial and strategic advisory firm providing consulting and management services to companies in the emerging legal cannabis industry. She has also been a registered representative at Pickwick Capital Partners since January 2019. In 2018, Ms. Epstein served as Chief Financial Officer and Chief Operating Officer of Treez, Inc., California’s leading provider of point of sale and retail management solutions to cannabis dispensaries. From 2014 through February 2017, Ms. Epstein served as Senior Vice President of Business Development for Holt Media Companies. From 2009 to 2013, Ms. Epstein served as Chief Operating Officer for Arjewel Partners, LLC/ Bigelow Capital, LP, a long-short hedge fund. Prior to 2009, Ms. Epstein raised an independent film fund and served as Executive Producer on several independent feature films. She began her career at Goldman, Sachs & Co. in the Investment Banking Division. During her ten-year tenure with Goldman, Ms. Epstein served as Vice President in Corporate Finance, working on numerous IPOs, debt and equity offerings and M&A transactions. Ms. Epstein received a BA in Economics with Highest Honors from Wesleyan University and an MBA from Harvard Business School with First Year Honors. We believe Ms. Epstein is well-qualified to serve as a member of the board due to her business experience and her substantial industry contacts.

Stefan M. Selig has served as a member of Tuscan’s board of directors since November 2018. He has also served as chairman of the board of Rotor Acquisition Corp., a blank check company that is searching for a target business with which to consummate an initial business company, since August 2020. Mr. Selig is the founder and Managing Partner of BridgePark Advisors LLC, a firm formed in January 2017 which provides personalized strategic advice on a broad range of critical business and financial issues and transaction execution. Mr. Selig served as President Obama’s Under Secretary of Commerce for International Trade at the U.S. Department of Commerce from June 2014 to June 2016, and during this period headed the International Trade Administration, a global bureau of more than 2,200 trade and investment professionals. During this period, he also served as the Executive Director of the U.S. Travel and Tourism Advisory Board, sat on the board of directors of the Overseas Private Investment Corporation, was a Commissioner for the Congressional Executive Commission on China and was the Executive Director of the President’s Advisory Council on Doing Business in Africa. Before joining the Obama Administration, Mr. Selig held various senior level leadership positions at Bank of America Merrill Lynch beginning in 1999, including being the Executive Vice Chairman of Global Corporate & Investment Banking from 2009 to 2014, and prior to that, he was Vice Chairman of Global Investment Banking and Global Head of Mergers & Acquisitions. Mr. Selig currently serves on the board of directors of Simon Property Group, Inc. (NYSE: SPG), Entercom Communications Corp. (NYSE: ETM) and Safehold Inc. (NYSE: SAFE). and of Drive DeVilibiss Healthcare, a leading manufacturer of medical products controlled by Clayton, Dubilier & Rice. He is a member of the Council on Foreign Relations, The Economic Club of New York, the Bretton Woods Committee and the Atlantic Council Councilors Program. Mr. Selig received an MBA from Harvard Business School and a BA from Wesleyan University. We believe Mr. Selig is well-qualified to serve as a member of our board of directors due to his business experience serving in prominent leadership roles in both the private and public sectors as well as his business contacts.

Richard O. Rieger has been a member of Tuscan’s board of directors since February 2019. He has also served as Chief Financial Officer of Tuscan II since June 2019 and served as a director of Tuscan II from March 2019 to June 2019. Mr. Rieger has over 33 years of investment experience. Since January 2016, he has served as the President of Inkblot Capital, LLC, which is a family office. Prior to this, Mr. Rieger was a Principal, Member of the Executive Committee and Co-Chief Investment Officer of Kingdon Capital Management LLC (“Kingdon”) from 1992 to September 2014 and then served as a consultant to Kingdon until December 2015. He joined Kingdon in December 1992 as a Portfolio Manager and was named Co-Director of Domestic Equity Research in March 1995 and the Chief Investment Officer in May 2002. From January 1992 to December 1992, Mr. Rieger worked as a securities Analyst and a Portfolio Manager for Glickenhaus & Co., an investment manager. Prior to this, Mr. Rieger served as an Analyst for several investment firms, including Ladenburg Thalmann & Co. Inc., Allen & Company and Sloate, Weisman, Murray & Co. Mr. Rieger is on the Photography Committee at the Museum of Modern Art and the Investment Committee of Ethical Cultural Fieldston School. He previously served on the board of the University Settlement House in New York City and was a trustee at the Ethical Cultural Fieldston School and the Rippowam Cisqua School in Bedford NY. We believe Mr. Rieger is well-qualified to serve as a member of our board of directors due to his business experience and his business contacts and relationships.

Amy Butte has been a member of Tuscan’s board of directors since February 2019. Ms. Butte has significant experience in leading and advising companies through the IPO process. She spearheaded two public offerings as Chief Financial Officer, including the public offering of the New York Stock Exchange in 2006. She has served as a Board Member and Audit Chair for Digital Ocean Inc., a high-growth technology company, since 2018 and an Independent Director, Audit Chair and Risk Committee member for BNP Paribas USA, Inc., an entity created to ensure compliance with Dodd-Frank regulations, since 2016. She has also served as an advisor to the Long Term Stock Exchange, Inc., a Silicon Valley led start up creating a vision and market place for long-term investors, issuers, and leaders, and Carbon38, Inc., an online athleisure destination, each since 2015, and previously served as an advisor to other start-up companies. Previously, she was an Independent Director for the Fidelity Investments Strategic Advisors Funds (2011 to 2017), a Board Member for Accion International, a global microfinance organization (2008 to 2016) and the founder of a fintech startup, TILE Financial (2008 to 2012). From 2002 to 2008, Ms. Butte was CFO and Strategist for the Financial Services Division of Credit Suisse First Boston, Inc., CFO and Executive Vice President at Nasdaq, and CFO of Man Financial, Inc. Between 1996 and 2002, Ms. Butte was an equity research analyst at Merrill Lynch & Co. and Bear Stearns & Co., where she took part in multiple capital markets transactions. We believe Ms. Butte is well-qualified to serve as a member of our board of directors due to her business experience, business contacts and relationships.

Corporate Governance Matters

Meetings and Committees of the Board of Directors of the Company

During the fiscal year ended December 31, 2020, the Company’s board of directors held [●] meetings. The Company expects its directors to attend all board and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each of the Company’s current directors attended all of the meetings of the board and meetings of committees of which he or she was a member in 2020. Although the Company does not have any formal policy regarding director attendance at stockholder meetings, the Company will attempt to schedule its meetings so that all of its directors can attend.

Board Leadership Structure and Role in Risk Oversight

Currently, Stephen Vogel serves as the Company’s Chairman of the Board and Chief Executive Officer. The Company’s board of directors’ primary function is one of oversight. Its board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Its audit committee discusses with management the Company’s major financial risk exposures and the committee reports findings to the Company’s board of directors in connection with its risk oversight review.

Independence of Directors

The Company adheres to the rules of Nasdaq in determining whether a director is independent. The board of directors of the Company consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have determined that Amy Butte, Stefan Selig, and Richard O. Rieger are independent directors under the Nasdaq Listing rules.

Committees of the Board of Directors

We have three standing committees: an audit committee, a nominating committee, and a compensation committee. Each such committee is composed of solely independent directors.

Audit Committee

Effective March 5, 2019, we established an audit committee of the board of directors, in accordance with Section 3(a)(58)(A) of the Exchange Act, which is currently comprised of Stefan M. Selig, Richard O. Rieger and Amy Butte, each of whom is an independent director under Nasdaq’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses

During the fiscal year ended December 31, 2020, our audit committee held [3] meetings. Each of the audit committee members attended all of the meetings of the audit committee in fiscal year 2020.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Amy Butte qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with the Company’s management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm. The audit committee has also discussed with Marcum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the audit committee concerning independence, and has discussed with Marcum its independence from the Company.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in the Company’s annual reports on Form 10-K for the years ended December 31, 2020 and 2019.

Members of the Audit Committee:
Stefan M. Selig
Richard O. Rieger
Amy Butte

Nominating Committee

Effective March 5, 2019, we established a nominating committee of the board of directors, which consists of Stefan M. Selig, Richard O. Rieger and Amy Butte, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

During the fiscal year ended December 31, 2020 the nominating committee did not hold any meetings.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background, and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

Compensation Committee

Effective March 5, 2019, we established a compensation committee of the board of directors, which consists of Stefan M. Selig and Richard O. Rieger, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated below, other than the $10,000 per month administrative fee, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

During the fiscal year ended December 31, 2020, the compensation committee did not hold any meetings.

Code of Ethics

Effective March 5, 2019, we adopted a code of ethics that applies to all of our executive officers, directors, and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. We will provide, without charge, upon request, copies of our code of ethics. Requests for copies of our code of ethics should be sent in writing to 135 E. 57th St., 18th Floor, New York, NY 10022.

Independent Auditor’s Fees

The firm of Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm. Representatives of Marcum will be present at the annual meeting of stockholders and they will be available to respond to appropriate questions submitted by stockholders regarding the company’s financial statements for the years ended December 31, 2020 and 2019 at the meeting. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2020 totaled $[●]. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2020.

Tax Fees. We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2020.

All Other Fees. We did not pay Marcum for other services for the year ended December 31, 2020.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. Until we consummate the acquisition of a target business we will pay Vogel Partners, LLP, an affiliate of Mr. Vogel, an aggregate fee of $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide Mr. Vogel compensation in lieu of a salary.

Other than the $10,000 per month administrative fee, the payment of consulting, success or finder fees to our Sponsor, officers, directors, initial stockholders or their affiliates in connection with the consummation of our initial business combination and the repayment of working capital loans made to us, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, initial stockholders, members of our management team or the board of directors, or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Prohibition on Short Sales and Hedging

The Company prohibits its officers and directors from entering into transactions involving short sales of our securities. Transactions in put options, call options or other derivative securities that have the effect of hedging the value of our securities are also prohibited.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy

Our Code of Ethics, which we adopted upon consummation of the IPO, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our officers, directors, special advisors or holders of insider shares unless we obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions, that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors, special advisors or holders of insider shares, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Related Person Transactions

Sponsor Shares

In November 2018, the sponsor purchased 5,750,000 sponsor shares for an aggregate price of $25,000. In March 2019, the Company effected a stock dividend of 0.2 share for each share outstanding (the “stock dividend”), resulting in an aggregate of 6,900,000 sponsor shares outstanding.

The sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the sponsor shares until, with respect to 50% of the sponsor shares, the earlier of one year after the consummation of a Business Combination and the date on which the closing price of the common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing after a Business Combination and, with respect to the remaining 50% of the sponsor shares, until one year after the consummation of a Business Combination, or earlier, in either case, if, subsequent to a Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Promissory Notes

Mr. Vogel advanced Tuscan an aggregate of $86,748 to be used for the payment of costs related to the Initial Public Offering. The advances were non-interest bearing, unsecured and due on demand. The advances were repaid upon the consummation of the initial public offering on March 7, 2019.

Private Placement Units

Simultaneously with the consummation of the initial public offering, Tuscan consummated the private placement of 687,000 private units at a price of $10.00 per private unit, generating total proceeds of $6,870,000. The private units were sold to the sponsor and EarlyBirdCapital and its designees. The private units are identical to the units sold in the initial public offering, except that the warrants underlying the private units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The initial purchasers have agreed not to transfer, assign or sell any of the private units and underlying securities until after the completion of an initial business combination.

Working Capital Loans

In order to meet Tuscan’s working capital needs, the sponsor, initial stockholders, officers and directors or their affiliates may, but are not obligated to, loan Tuscan funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per private unit. The units would be identical to the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. As of the record date, an aggregate of $[●] had been loaned to Tuscan.

Administrative Service Fee

Vogel Partners, LLP, an affiliate of Mr. Vogel, has agreed that, until the earlier of the consummation of an initial business combination or Tuscan’s liquidation, it will make available to Tuscan certain general and administrative services, including office space, utilities and administrative support, as Tuscan may require from time to time. Tuscan has agreed to pay Vogel Partners, LLP $10,000 per month for these services. Tuscan believes, based on rents and fees for similar services in the New York City metropolitan area, that the fee charged by Vogel Partners, LLP is at least as favorable as it could have obtained from an unaffiliated person.

Registration Rights

The sponsor and EarlyBirdCapital and its designees, as well as any of our officers, directors or their affiliates who may make working capital loans to us, are entitled to registration rights pursuant to an agreement signed in connection with the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The sponsor can elect to exercise these registration rights at any time commencing three months prior to the date on which the sponsor shares are to be released from escrow. The holders of a majority of the private units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a business combination. Tuscan will bear the expenses incurred in connection with the filing of any such registration statements.

Tuscan Support Agreement

In connection with the proposed business combination with Microvast and concurrently with the execution of the Merger Agreement, the sponsor, our officers and directors, Tuscan and Microvast entered into a support agreement pursuant to which our sponsor, officers, and directors agreed to vote all shares of common stock held by such persons in favor of the proposed business combination and each other proposal being submitted for the vote of Tuscan stockholders in connection therewith and abstain from exercising any conversion rights that they may have in connection with the business combination. The sponsor also agreed to pay certain of Tuscan’s transaction expenses that exceed a certain cap and to amend the existing escrow agreement to provide for forfeiture of an aggregate of 1,687,500 sponsor shares currently held by it unless certain specified trading prices are met over certain trading periods prior to the fifth anniversary of the consummation of the proposed business combination.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the annual meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal. During any such adjournment, the Company’s officers, directors and initial stockholders may make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Extension Amendment Proposal and/or decrease the number of public shares seeking conversion in connection with the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the annual meeting and is not approved by the stockholders, the Company may not be able to adjourn the annual meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE ANNUAL MEETING

Date, Time and Place. The annual meeting of the Company’s stockholders will be held at 10:00 a.m., EST on April [●], 2021, virtually at http://[●].

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the annual meeting, if you owned Company common stock at the close of business on March [●], 2021, the record date for the annual meeting. At the close of business on the record date, there were 35,483,802 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the annual meeting. No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the annual meeting. [●] is assisting the Company in the proxy solicitation process for this annual meeting. The Company will pay that firm a $[●] fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Extension Amendment Proposal. Approval of the Extension Amendment Proposal will require the affirmative vote of the stockholders holding at least 65% of the shares of common stock outstanding on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Director Election Proposal. The election of the director nominee requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individual who receives the largest number of votes cast “FOR” is elected as a director. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Adjournment Proposal. Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote against the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal.

The sponsor and all of the Company’s directors, executive officers and their affiliates, and the designees of EarlyBirdCapital, Inc., the representative of the underwriters of the Company’s IPO are expected to vote any shares of common stock owned by them in favor of the proposals. On the record date, the 7,877,000 sponsor shares, private placement shares, and representative shares represented approximately 22.2% of the Company’s issued and outstanding common stock.

In addition, the sponsor and Company’s directors, executive officers, EarlyBirdCapital, and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the proposals presented at the annual meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment Proposal is not approved and we do not consummate a business combination by April 30, 2021, the 6,810,000 sponsor shares held by the sponsor, and the 90,000 sponsor shares currently held by the Company’s three independent directors, all of which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 558,589 shares of common stock and 558,589 private warrants underlying the private units that were acquired by the Sponsor simultaneously with the initial public offering for an aggregate purchase price of approximately $5.6 million. Such shares of common stock and warrants had an aggregate market value of approximately $[●] based on the last sale price of $[●] and $[●] of the common stock and warrants, respectively, on Nasdaq on the record date.

●	The economic interests in the Sponsor held by Tuscan’s directors and officers, each of whom is a member of the Sponsor, which gives them an interest in the securities of Tuscan held by the Sponsor, and which interests would also become worthless if Tuscan does not complete a business combination within the applicable time period, include the following:

●	Ms. Butte, an independent director of Tuscan, made an investment in the equity of the sponsor in the amount of $25,000, which gives Ms. Butte an interest in 2,500 private units and 2,500 additional shares of common stock held by the sponsor, which private units would have a market value of approximately $[●] and which additional shares of common stock would have a market value of approximately $[●], based on the last sale price of $[●] and $[●] of the units and common stock, respectively, on Nasdaq on [●], 2021.

●	Mr. Selig, an independent director of Tuscan, made an investment in the equity of the sponsor in the amount of $100,000, which gives Mr. Selig an interest in 10,000 private units and 10,000 additional shares of common stock held by the sponsor, and Mr. Selig has an interest in an additional 125,000 shares of common stock held by the sponsor, which private units would have a market value of approximately $[●] and which additional shares of common stock (totaling 135,000 shares) would have a market value of approximately $[●], each based on the last sale price of $[●] and $[●] of the units and common stock, respectively, on Nasdaq on [●], 2021.

●	Mr. Rieger, an independent director of Tuscan, made an investment in the equity of the sponsor in the amount of $250,000, which gives Mr. Rieger an interest in 25,000 private units and 25,000 additional shares of common stock held by the sponsor, which private units would have a market value of approximately $[●] and which additional shares of common stock would have a market value of approximately $[●], based on the last sale price of $[●] and $[●] of the units and common stock, respectively, on Nasdaq on [●], 2021.

●	Ms. Epstein, the President, Chief Financial Officer and a director of Tuscan, made an investment in the equity of the sponsor in the amount of $100,000, which gives Ms. Epstein an interest in 10,000 private units and 10,000 additional shares of common stock held by the sponsor, and Ms. Epstein is entitled to receive an additional 400,000 shares of common stock held by the sponsor, which private units would have a market value of approximately $[●] and which additional shares of common stock (totaling 410,000 shares) would have a market value of approximately $[●], each based on the last sale price of $[●] and $[●] of the units and common stock, respectively, on Nasdaq on [●], 2021.

●	Stephen Vogel is expected to be a director of Microvast following the proposed initial business combination with Microvast. As such, in the future he may receive cash fees, stock options or stock awards that the Microvast board determines to pay its directors. If the Extension Amendment Proposal is not approved and the Company does not complete its proposed initial business combination with Microvast, he would not receive such compensation.

●	In connection with the IPO, the sponsor has agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company.

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the sponsor has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses.

●	The sponsor or its affiliates may loan money to Tuscan through the closing of its initial business combination. Such loans are payable, without interest, at the closing of the initial business combination; provided however that at the sponsor’s option, up to $1,500,000 may be converted into up to 150,000 private units. The sponsor has loaned the Company an aggregate of $[●] as of the record date. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these loans will not be repaid.

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company seeks to consummate its initial business combination with Microvast, the officers and directors may have additional interests that are different from yours. Such interests are described in the proxy statement filed by the Company with the SEC for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE DIRECTOR NOMINEE, AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers and directors; and

●	all our officers and directors as a group.

As of the record date, there were a total of 35,483,802 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the warrants included in the units offered in the IPO or the private units as such warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Approximate Percentage of Outstanding Shares
Officers and Directors:
Stephen A. Vogel	7,368,589	(2)	20.77%
Ruth Epstein	-		-
Stefan Selig	30,000	(3)	*
Amy Butte	30,000	(3)	*
Richard O. Rieger	30,000	(3)	*
All directors and executive officers as a group (five individuals)	7,458,589		21.02%
Five Percent Holders:
Tuscan Holdings Acquisition LLC	7,368,589	(2)	20.77%
Alpine Global Management, LLC	2,036,308	(4)	5.74%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is 135 E. 57th St., 18th Floor, New York, NY 10022.
(2)	Represents securities held by Tuscan Holdings Acquisition LLC, our Sponsor, of which Mr. Vogel is sole managing member. Mr. Vogel disclaims beneficial ownership of the reported shares other than to the extent of his ultimate pecuniary interest therein.
(3)	Does not include any securities held by Tuscan Holdings Acquisition LLC, of which each person is a member. Each such person disclaims beneficial ownership of the reported shares other than to the extent of his or her ultimate pecuniary interest therein.
(4)	Represents shares held by Alpine Global Management, LLC (“Alpine Global”). Alpine Partners (BVI), L.P. (“Alpine Partners”) may be deemed to control the shares held by Alpine Global. The principal place of business of Alpine Global and Alpine Partners is 140 Broadway, 38th Floor, New York, NY 10005. Information derived from a Schedule 13G/A filed on February 24, 2021.

All of the sponsor shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (i) with respect to 50% of the shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, and (ii) with respect to the other 50% of the shares, one year after the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property. During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales to certain permitted transferees.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 135 E. 57th Street, 18th Floor, New York, NY 10022.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Tuscan Holdings Corp.
135 E. 57th St, 18th Floor

New York, NY 10022
Tel: (646) 948-7100

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than March [●], 2021.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TUSCAN HOLDINGS CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of TUSCAN HOLDINGS CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Tuscan Holdings Corp.

2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 5, 2018, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 5, 2019. A first amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 3, 2020.

3.	This Second Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the stockholders holding at least 65% of the shares of common stock outstanding on the record date at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.	Section F of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

F. In the event that the Corporation does not consummate a Business Combination on or before July 31, 2021 (the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon, less any interest for income or franchise taxes payable, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [●] day of April 2021.

Stephen A. Vogel Chief Executive Officer

A-1

PRELIMINARY PROXY

TUSCAN HOLDINGS CORP.
135 E. 57th Street, 18th Floor

New York, NY 10022

ANNUAL MEETING OF STOCKHOLDERS

APRIL [●], 2021

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

TUSCAN HOLDINGS CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
APRIL [●], 2021

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March [●], 2021, in connection with the annual meeting to be held at 10:00 a.m. EST on April [●], 2021 virtually, at https://[●], and hereby appoints Stephen A. Vogel and Ruth Epstein, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of common stock of Tuscan Holdings Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the annual meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE ELECTION OF THE DIRECTOR NOMINEE (PROPOSAL 2), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April [●], 2021: This notice of meeting and the accompany proxy statement are available at [●].

	FOR	AGAINST	ABSTAIN

Proposal 1 — Extension Amendment Proposal	☐	☐	☐

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to July 31, 2021.

Proposal 2 – Director Election Proposal

To elect the following director as a Class I directors (to serve until 2024 or until a successor is elected and qualified or her earlier resignation or removal):	FOR	WITHHOLD

Amy Butte	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the annual meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐

Dated: _______________________ 2021

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE ELECTION OF THE DIRECTOR NOMINEE (PROPOSAL 2), “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.